EXHIBIT 24(b)(14)(a)


                                POWER OF ATTORNEY

         I, James D. Gallagher, in my capacity as a Director of John Hancock Life Insurance Company of New York (the "Company"), do hereby constitute and appoint Lynne Patterson, Yiji Starr, Emanuel Alves, John J. Danello, Arnold R. Bergman, Thomas J. Loftus and James C. Hoodlet or any of them individually, my true and lawful attorneys and agents to execute, in the name of, and on behalf of, the undersigned as a member of said Board of Directors, the Registration Statements listed below filed with the Securities and Exchange Commission ("SEC") under the Securities Act of 1933 and the Investment Company Act of 1940, and any and all amendments to the Registration Statements listed below filed with the SEC, and the undersigned hereby ratifies and confirms as his or her own act and deed all that each of said attorneys and agents shall do or cause to have done by virtue hereof.

         Variable Annuity Registration Statement filed under the Securities Act of 1933: 333-149422 (an individual retirement variable annuity)

Each of said attorneys and agents shall have, and may exercise, all of the powers hereby conferred.

         This Power of Attorney is intended to supersede any and all prior Power of Attorneys in connection with the above mentioned acts, and is effective November 1, 2007 and remains in effect until revoked or revised.


         SIGNATURE                           TITLE         DATE

         /s/ James D. Gallagher              Director      November 1, 2007
         ------------------------------                    ---------------------
         James D. Gallagher

                                POWER OF ATTORNEY

         I, Thomas Borshoff, in my capacity as a Director of John Hancock Life Insurance Company of New York (the "Company"), do hereby constitute and appoint James D. Gallagher, Lynne Patterson, Yiji Starr, Emanuel Alves, John J. Danello, Arnold R. Bergman, Thomas J. Loftus and James C. Hoodlet or any of them individually, my true and lawful attorneys and agents to execute, in the name of, and on behalf of, the undersigned as a member of said Board of Directors, the Registration Statements listed below filed with the Securities and Exchange Commission ("SEC") under the Securities Act of 1933 and the Investment Company Act of 1940, and any and all amendments to the Registration Statements listed below filed with the SEC, and the undersigned hereby ratifies and confirms as his or her own act and deed all that each of said attorneys and agents shall do or cause to have done by virtue hereof.

         Variable Annuity Registration Statement filed under the Securities Act of 1933: 333-149422 (an individual retirement variable annuity)

Each of said attorneys and agents shall have, and may exercise, all of the powers hereby conferred.

         This Power of Attorney is intended to supersede any and all prior Power of Attorneys in connection with the above mentioned acts, and is effective November 1, 2007 and remains in effect until revoked or revised.


         SIGNATURE                           TITLE         DATE

         /s/ Thomas Borshoff                 Director      November 1, 2007
         ------------------------------                    ---------------------
         Thomas Borshoff

                                POWER OF ATTORNEY

         I, Marc Costantini, in my capacity as a Director of John Hancock Life Insurance Company of New York (the "Company"), do hereby constitute and appoint James D. Gallagher, Lynne Patterson, Yiji Starr, Emanuel Alves, John J. Danello, Arnold R. Bergman, Thomas J. Loftus and James C. Hoodlet or any of them individually, my true and lawful attorneys and agents to execute, in the name of, and on behalf of, the undersigned as a member of said Board of Directors, the Registration Statements listed below filed with the Securities and Exchange Commission ("SEC") under the Securities Act of 1933 and the Investment Company Act of 1940, and any and all amendments to the Registration Statements listed below filed with the SEC, and the undersigned hereby ratifies and confirms as his or her own act and deed all that each of said attorneys and agents shall do or cause to have done by virtue hereof.

         Variable Annuity Registration Statement filed under the Securities Act of 1933: 333-149422 (an individual retirement variable annuity)

Each of said attorneys and agents shall have, and may exercise, all of the powers hereby conferred.

         This Power of Attorney is intended to supersede any and all prior Power of Attorneys in connection with the above mentioned acts, and is effective November 1, 2007 and remains in effect until revoked or revised.


         SIGNATURE                           TITLE         DATE

         /s/ Marc Costantini                 Director      November 1, 2007
         ------------------------------                    ---------------------
         Marc Costantini

                                POWER OF ATTORNEY

         I, Steven A. Finch, in my capacity as a Director of John Hancock Life Insurance Company of New York (the "Company"), do hereby constitute and appoint James D. Gallagher, Lynne Patterson, Yiji Starr, Emanuel Alves, John J. Danello, Arnold R. Bergman, Thomas J. Loftus and James C. Hoodlet or any of them individually, my true and lawful attorneys and agents to execute, in the name of, and on behalf of, the undersigned as a member of said Board of Directors, the Registration Statements listed below filed with the Securities and Exchange Commission ("SEC") under the Securities Act of 1933 and the Investment Company Act of 1940, and any and all amendments to the Registration Statements listed below filed with the SEC, and the undersigned hereby ratifies and confirms as his or her own act and deed all that each of said attorneys and agents shall do or cause to have done by virtue hereof.

         Variable Annuity Registration Statement filed under the Securities Act of 1933: 333-149422 (an individual retirement variable annuity)

Each of said attorneys and agents shall have, and may exercise, all of the powers hereby conferred.

         This Power of Attorney is intended to supersede any and all prior Power of Attorneys in connection with the above mentioned acts, and is effective November 1, 2007 and remains in effect until revoked or revised.


         SIGNATURE                           TITLE         DATE

         /s/ Steven A. Finch                 Director      November 1, 2007
         ------------------------------                    ---------------------
         Steven A. Finch

                                POWER OF ATTORNEY

         I, Ruth Ann Fleming, in my capacity as a Director of John Hancock Life Insurance Company of New York (the "Company"), do hereby constitute and appoint James D. Gallagher, Lynne Patterson, Yiji Starr, Emanuel Alves, John J. Danello, Arnold R. Bergman, Thomas J. Loftus and James C. Hoodlet or any of them individually, my true and lawful attorneys and agents to execute, in the name of, and on behalf of, the undersigned as a member of said Board of Directors, the Registration Statements listed below filed with the Securities and Exchange Commission ("SEC") under the Securities Act of 1933 and the Investment Company Act of 1940, and any and all amendments to the Registration Statements listed below filed with the SEC, and the undersigned hereby ratifies and confirms as his or her own act and deed all that each of said attorneys and agents shall do or cause to have done by virtue hereof.

         Variable Annuity Registration Statement filed under the Securities Act of 1933: 333-149422 (an individual retirement variable annuity)

Each of said attorneys and agents shall have, and may exercise, all of the powers hereby conferred.

         This Power of Attorney is intended to supersede any and all prior Power of Attorneys in connection with the above mentioned acts, and is effective November 1, 2007 and remains in effect until revoked or revised.


         SIGNATURE                           TITLE         DATE

         /s/ Ruth Ann Fleming                Director      November 1, 2007
         ------------------------------                    ---------------------
         Ruth Ann Fleming

                                POWER OF ATTORNEY

         I, Marianne Harrison, in my capacity as a Director of John Hancock Life Insurance Company of New York (the "Company"), do hereby constitute and appoint Lynne Patterson, James D. Gallagher, Yiji Starr, Emanuel Alves, John J. Danello, Arnold R. Bergman, Thomas J. Loftus and James C. Hoodlet or any of them individually, my true and lawful attorneys and agents to execute, in the name of, and on behalf of, the undersigned as a member of said Board of Directors, the Registration Statements listed below filed with the Securities and Exchange Commission ("SEC") under the Securities Act of 1933 and the Investment Company Act of 1940, and any and all amendments to the Registration Statements listed below filed with the SEC, and the undersigned hereby ratifies and confirms as his or her own act and deed all that each of said attorneys and agents shall do or cause to have done by virtue hereof.

         Variable Annuity Registration Statement filed under the Securities Act of 1933: 333-149422 (an individual retirement variable annuity)

Each of said attorneys and agents shall have, and may exercise, all of the powers hereby conferred.

         This Power of Attorney is intended to supersede any and all prior Power of Attorneys in connection with the above mentioned acts, and is effective June 6, 2008 and remains in effect until revoked or revised.


         SIGNATURE                           TITLE         DATE

         /s/ Marianne Harrison               Director      June 6, 2008
         ------------------------------                    ---------------------
         Marianne Harrison

                                POWER OF ATTORNEY

         I, William P. Hicks III, in my capacity as a Director of John Hancock Life Insurance Company of New York (the "Company"), do hereby constitute and appoint James D. Gallagher, Lynne Patterson, Yiji Starr, Emanuel Alves, John J. Danello, Arnold R. Bergman, Thomas J. Loftus and James C. Hoodlet or any of them individually, my true and lawful attorneys and agents to execute, in the name of, and on behalf of, the undersigned as a member of said Board of Directors, the Registration Statements listed below filed with the Securities and Exchange Commission ("SEC") under the Securities Act of 1933 and the Investment Company Act of 1940, and any and all amendments to the Registration Statements listed below filed with the SEC, and the undersigned hereby ratifies and confirms as his or her own act and deed all that each of said attorneys and agents shall do or cause to have done by virtue hereof.

         Variable Annuity Registration Statement filed under the Securities Act of 1933: 333-149422 (an individual retirement variable annuity)

Each of said attorneys and agents shall have, and may exercise, all of the powers hereby conferred.

         This Power of Attorney is intended to supersede any and all prior Power of Attorneys in connection with the above mentioned acts, and is effective November 1, 2007 and remains in effect until revoked or revised.


         SIGNATURE                           TITLE         DATE

         /s/ William P. Hicks III            Director      November 1, 2007
         ------------------------------                    ---------------------
         William P. Hicks III

                                POWER OF ATTORNEY

         I, Katherine MacMillan, in my capacity as a Director of John Hancock Life Insurance Company of New York (the "Company"), do hereby constitute and appoint James D. Gallagher, Lynne Patterson, Yiji Starr, Emanuel Alves, John J. Danello, Arnold R. Bergman, Thomas J. Loftus and James C. Hoodlet or any of them individually, my true and lawful attorneys and agents to execute, in the name of, and on behalf of, the undersigned as a member of said Board of Directors, the Registration Statements listed below filed with the Securities and Exchange Commission ("SEC") under the Securities Act of 1933 and the Investment Company Act of 1940, and any and all amendments to the Registration Statements listed below filed with the SEC, and the undersigned hereby ratifies and confirms as his or her own act and deed all that each of said attorneys and agents shall do or cause to have done by virtue hereof.

         Variable Annuity Registration Statement filed under the Securities Act of 1933: 333-149422 (an individual retirement variable annuity)

Each of said attorneys and agents shall have, and may exercise, all of the powers hereby conferred.

         This Power of Attorney is intended to supersede any and all prior Power of Attorneys in connection with the above mentioned acts, and is effective November 1, 2007 and remains in effect until revoked or revised.


         SIGNATURE                           TITLE         DATE

         /s/ Katherine MacMillan             Director      November 1, 2007
         ------------------------------                    ---------------------
         Katherine MacMillan

                                POWER OF ATTORNEY

         I, Neil M. Merkl, in my capacity as a Director of John Hancock Life Insurance Company of New York (the "Company"), do hereby constitute and appoint James D. Gallagher, Lynne Patterson, Yiji Starr, Emanuel Alves, John J. Danello, Arnold R. Bergman, Thomas J. Loftus and James C. Hoodlet or any of them individually, my true and lawful attorneys and agents to execute, in the name of, and on behalf of, the undersigned as a member of said Board of Directors, the Registration Statements listed below filed with the Securities and Exchange Commission ("SEC") under the Securities Act of 1933 and the Investment Company Act of 1940, and any and all amendments to the Registration Statements listed below filed with the SEC, and the undersigned hereby ratifies and confirms as his or her own act and deed all that each of said attorneys and agents shall do or cause to have done by virtue hereof.

         Variable Annuity Registration Statement filed under the Securities Act of 1933: 333-149422 (an individual retirement variable annuity)

Each of said attorneys and agents shall have, and may exercise, all of the powers hereby conferred.

         This Power of Attorney is intended to supersede any and all prior Power of Attorneys in connection with the above mentioned acts, and is effective November 1, 2007 and remains in effect until revoked or revised.


         SIGNATURE                           TITLE         DATE

         /s/ Neil M. Merkl                   Director      November 1, 2007
         ------------------------------                    ---------------------
         Neil M. Merkl

                                POWER OF ATTORNEY

         I, Lynne Patterson, in my capacity as a Director of John Hancock Life Insurance Company of New York (the "Company"), do hereby constitute and appoint James D. Gallagher, Yiji Starr, Emanuel Alves, John J. Danello, Arnold R. Bergman, Thomas J. Loftus and James C. Hoodlet or any of them individually, my true and lawful attorneys and agents to execute, in the name of, and on behalf of, the undersigned as a member of said Board of Directors, the Registration Statements listed below filed with the Securities and Exchange Commission ("SEC") under the Securities Act of 1933 and the Investment Company Act of 1940, and any and all amendments to the Registration Statements listed below filed with the SEC, and the undersigned hereby ratifies and confirms as his or her own act and deed all that each of said attorneys and agents shall do or cause to have done by virtue hereof.

         Variable Annuity Registration Statement filed under the Securities Act of 1933: 333-149422 (an individual retirement variable annuity)

Each of said attorneys and agents shall have, and may exercise, all of the powers hereby conferred.

         This Power of Attorney is intended to supersede any and all prior Power of Attorneys in connection with the above mentioned acts, and is effective November 1, 2007 and remains in effect until revoked or revised.


         SIGNATURE                           TITLE         DATE

         /s/ Lynne Patterson                 Director      November 1, 2007
         ------------------------------                    ---------------------
         Lynne Patterson

                                POWER OF ATTORNEY

         I, Bradford J. Race, Jr., in my capacity as a Director of John Hancock Life Insurance Company of New York (the "Company"), do hereby constitute and appoint James D. Gallagher, Lynne Patterson, Yiji Starr, Emanuel Alves, John J. Danello, Arnold R. Bergman, Thomas J. Loftus and James C. Hoodlet or any of them individually, my true and lawful attorneys and agents to execute, in the name of, and on behalf of, the undersigned as a member of said Board of Directors, the Registration Statements listed below filed with the Securities and Exchange Commission ("SEC") under the Securities Act of 1933 and the Investment Company Act of 1940, and any and all amendments to the Registration Statements listed below filed with the SEC, and the undersigned hereby ratifies and confirms as his or her own act and deed all that each of said attorneys and agents shall do or cause to have done by virtue hereof.

         Variable Annuity Registration Statement filed under the Securities Act of 1933: 333-149422 (an individual retirement variable annuity)

Each of said attorneys and agents shall have, and may exercise, all of the powers hereby conferred.

         This Power of Attorney is intended to supersede any and all prior Power of Attorneys in connection with the above mentioned acts, and is effective November 1, 2007 and remains in effect until revoked or revised.


         SIGNATURE                           TITLE         DATE

         /s/ Bradford J. Race, Jr.           Director      November 1, 2007
         ------------------------------                    ---------------------
         Bradford J. Race, Jr.

                                POWER OF ATTORNEY

         I, Diana Scott, in my capacity as a Director of John Hancock Life Insurance Company of New York (the "Company"), do hereby constitute and appoint James D. Gallagher, Lynne Patterson, Yiji Starr, Emanuel Alves, John J. Danello, Arnold R. Bergman, Thomas J. Loftus and James C. Hoodlet or any of them individually, my true and lawful attorneys and agents to execute, in the name of, and on behalf of, the undersigned as a member of said Board of Directors, the Registration Statements listed below filed with the Securities and Exchange Commission ("SEC") under the Securities Act of 1933 and the Investment Company Act of 1940, and any and all amendments to the Registration Statements listed below filed with the SEC, and the undersigned hereby ratifies and confirms as his or her own act and deed all that each of said attorneys and agents shall do or cause to have done by virtue hereof.

         Variable Annuity Registration Statement filed under the Securities Act of 1933: 333-149422 (an individual retirement variable annuity)

Each of said attorneys and agents shall have, and may exercise, all of the powers hereby conferred.

         This Power of Attorney is intended to supersede any and all prior Power of Attorneys in connection with the above mentioned acts, and is effective November 1, 2007 and remains in effect until revoked or revised.


         SIGNATURE                           TITLE         DATE

         /s/ Diana Scott                     Director      November 1, 2007
         ------------------------------                    ---------------------
         Diana Scott

                                POWER OF ATTORNEY

         I, Bruce R. Speca, in my capacity as a Director of John Hancock Life Insurance Company of New York (the "Company"), do hereby constitute and appoint James D. Gallagher, Lynne Patterson, Yiji Starr, Emanuel Alves, John J. Danello, Arnold R. Bergman, Thomas J. Loftus and James C. Hoodlet or any of them individually, my true and lawful attorneys and agents to execute, in the name of, and on behalf of, the undersigned as a member of said Board of Directors, the Registration Statements listed below filed with the Securities and Exchange Commission ("SEC") under the Securities Act of 1933 and the Investment Company Act of 1940, and any and all amendments to the Registration Statements listed below filed with the SEC, and the undersigned hereby ratifies and confirms as his or her own act and deed all that each of said attorneys and agents shall do or cause to have done by virtue hereof.

         Variable Annuity Registration Statement filed under the Securities Act of 1933: 333-149422 (an individual retirement variable annuity)

Each of said attorneys and agents shall have, and may exercise, all of the powers hereby conferred.

         This Power of Attorney is intended to supersede any and all prior Power of Attorneys in connection with the above mentioned acts, and is effective November 1, 2007 and remains in effect until revoked or revised.


         SIGNATURE                           TITLE         DATE

         /s/ Bruce R. Speca                  Director      November 1, 2007
         ------------------------------                    ---------------------
         Bruce R. Speca

                                POWER OF ATTORNEY

         I, Robert L. Ullmann, in my capacity as a Director of John Hancock Life Insurance Company of New York (the "Company"), do hereby constitute and appoint James D. Gallagher, Lynne Patterson, Yiji Starr, Emanuel Alves, John J. Danello, Arnold R. Bergman, Thomas J. Loftus and James C. Hoodlet or any of them individually, my true and lawful attorneys and agents to execute, in the name of, and on behalf of, the undersigned as a member of said Board of Directors, the Registration Statements listed below filed with the Securities and Exchange Commission ("SEC") under the Securities Act of 1933 and the Investment Company Act of 1940, and any and all amendments to the Registration Statements listed below filed with the SEC, and the undersigned hereby ratifies and confirms as his or her own act and deed all that each of said attorneys and agents shall do or cause to have done by virtue hereof.

         Variable Annuity Registration Statement filed under the Securities Act of 1933: 333-149422 (an individual retirement variable annuity)

Each of said attorneys and agents shall have, and may exercise, all of the powers hereby conferred.

         This Power of Attorney is intended to supersede any and all prior Power of Attorneys in connection with the above mentioned acts, and is effective November 1, 2007 and remains in effect until revoked or revised.


         SIGNATURE                           TITLE         DATE

         /s/ Robert L. Ullmann               Director      November 1, 2007
         ------------------------------                    ---------------------
         Robert L. Ullmann